Exhibit 10.17
                                    SUBLEASE

         This Sublease ("Sublease") is executed as of the 30th day of November, 1998 by and between Colorado Electronics Corporation, LLC, a Colorado limited liability corporation ("Sublessor"), and Circuit Technology Corporation, a Utah corporation ("Sublessee").

                                    RECITALS:

         A. Sublessor leases approximately 142,500 rentable square feet of space (the "Leased Premises") in a building located at 3650-3750 North Nevada Avenue, Colorado Springs, Colorado 80907, pursuant to that certain Net Lease dated January 8, 1998 by and between Sun Borne XII, LLC, Caleb Development, LLC and Woodmen Joint Ventures, LLP (collectively, "Master Landlord"), and ETA Technologies Corporation ("ETA"), who has transferred its interest under such Net Lease to Sublessor with the consent of the Master Landlord and without any release of liability thereunder. Such Net Lease is hereinafter referred to as the "Master Lease," a copy of which is attached hereto as Exhibit A.

         B. Sublessee wishes to sublease from Sublessor that portion of Sublessor's Premises identified on Exhibit B attached hereto, consisting of approximately 71,500 rentable square feet of space (the "Subleased Premises"), and Sublessor is willing to sublease the Subleased Premises to Sublessee, subject to the terms and conditions set forth herein.

         C. Any capitalized term used but not defined herein shall have the meanings given to such terms in the Master Lease.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Sublessor and Sublessee agree as follows:

         1. Leasing of Property. Subject to the terms, conditions and covenants set forth in this Sublease, Sublessor hereby leases to Sublessee, and Sublessee hereby leases from Sublessor, the Subleased Premises, together with the right to use approximately 123 parking spaces immediately adjacent to the east of the Subleased Premises. Sublessee's occupancy of the Subleased Premises shall be subject to Sublessor's right of reasonable ingress and egress through the Subleased Premises to gain access to portions of the building not a part of the Subleased Premises for ordinary business purposes.

         2. Term. The "Term" of this Sublease shall be the remaining portion of the Term of the Master Lease, commencing on the date this Sublease is signed by the last party to sign as indicated beneath their respective signatures below (the "Commencement Date"); provided, however, at any time after January 1, 2004, Sublessee and Master Landlord shall each have the right upon twelve (12) months prior notice to terminate this Sublease. If the Master Lease shall terminate or if the right of possession of Sublessor and/or ETA to the Premises is terminated without termination of the Master Lease for any reason whatsoever, this Sublease shall not thereupon terminate, and this Sublease shall remain in effect.

         3. Rent.

              3.1 Base Rent. Sublessee shall pay to Sublessor, as "base rent" (which is defined in the Master Lease as "Basic Rent") for the Subleased Premises, an amount computed at a rate of $5.05 per rentable square foot per calendar year subject to adjustment as provided below. During the Term of this Sublease, such rate shall be increased by five percent (5%) on the first day of each calendar year commencing January 1, 1999. Accordingly, during the Term of this Sublease, monthly base rent shall be determined by multiplying (i) the applicable rate per rentable square foot per year against (ii) the total number of square feet of the Subleased Premises, and then dividing the result by 12.

         Base rent, but not additional rent, shall be abated for the period from the Commencement Date through November 30, 1998, and base rent shall be paid on 55,500 square feet of the Subleased Premises from December 1, 1998, through January 31, 1999, inclusive, and thereafter, on the entire Subleased Premises; providing, however, if Sublessee shall at any time be in default of this Sublease, it shall immediately owe base rent on the entire Subleased Premises commencing the Commencement Date.

         All base rent shall be payable to Master Landlord in advance, on December 1, 1998, and continuing thereafter during the Term. Sublessee shall pay to Master Landlord upon execution of this Sublease the amount of $23,356.25 as base rent for the month of December 1, 1998.

              3.2 Additional Rent. In addition to base rent, Sublessee shall pay to Master Landlord, as "additional rent," all additional items of expense that Sublessor is required, pursuant to any provision of the Master Lease, to incur on account of Sublessee's occupancy of the Subleased Premises including, without limitation, those costs and expenses set forth in Section 3.4 of the Master Lease. Sublessee's prorated share (50.1754% based on the number of rentable square feet of the Subleased Premises divided by 142,500 rentable square feet) of such costs and expenses shall be paid to Master Landlord in the same manner as base rent, on the first day of each month during the Term of this Sublease commencing December 1, 1998, without any abatement. Sublessee shall pay other amounts of additional rent, if any, to Master Landlord within 10 days following Sublessee's receipt of Sublessor's or Master Landlord's, whichever may be the case, bill therefor. All remedies available to Sublessor pursuant to the terms of this Sublease for non-payment of base rent shall be applicable to the non-payment of additional rent. Whenever the word "rent: is used in this Sublease it shall be deemed to include additional rent unless the context specifically or clearly implies that only base rent is referenced.

              3.3 Method of Payment. All rent shall be paid to Master Landlord at the address for Master Landlord set forth in the Master Lease or at any other place designated in writing by Master Landlord. All rent shall be paid hereunder without notice, demand, deduction, abatement, setoff or counterclaim, in lawful money of the United States of America.

         4. Security Deposit. Sublessee shall deposit with Master Landlord upon the execution of this Sublease the sum of $30,089.58 as a security deposit for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Master Landlord may use, apply or retain all or any portion of said deposit for the payment of any rent or other charges in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Master Landlord for any loss or damage which Master Landlord may suffer thereby. If Master Landlord so uses or applies all or any portion of said deposit, Sublessee shall within 10 days after written demand therefor deposit cash with Master Landlord in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a breach of this Sublease, and Sublessor or Master Landlord may at its option thereupon terminate this Sublease. Master Landlord shall not be required to keep said deposit separate from its general accounts and Sublessee shall not be entitled to interest on said deposit. Within 30 days after the expiration of this Sublease, on condition Sublessee has vacated the Subleased Premises and has fully and faithfully performed every provision of this Sublease to be performed by it, the security deposit or any balance thereof shall be returned to Sublessee.

         5. Utilities. Charges for all utilities provided to the Subleased Premises shall be paid for directly by Sublessee, provided that until such time as electricity supplied to the building including the Subleased Premises is separately metered, electricity charges shall be prorated between the parties on an equitable basis based on usage and shall be paid by Sublessee to Master Landlord as additional rent pursuant to Sections 3.2 and 3.3 hereof. The cost of installing a separate electric meter for the Subleased Premises shall be paid for by Sublessor. Sublessee shall proceed with due diligence after the Commencement Date to install the separate meter.

         6. Maintenance and Repairs. Sublessee shall maintain, repair, replace and keep the Subleased Premises and all improvements therein in good, safe and sanitary condition, order and repair and in accordance with all applicable laws, and to pay all costs and expenses in connection therewith. All maintenance and repairs by Sublessee will be done promptly, in a good workmanlike fashion, free and clear of all liens and claims for liens and without diminishing the original quality of the Subleased Premises.

         7. Use of Premises. Sublessee shall use the Subleased Premises only for the uses permitted by the Master Lease and for no other purpose.

         8. Condition and Alteration of the Subleased Premises. Sublessee acknowledges that it has inspected and is aware of the condition of the Subleased Premises; that Sublessee, together with its architects, engineers and contractors, have been allowed access to the Subleased Premises for the purpose of inspecting same and evaluating the condition thereof; and that the obligation to prepare the Subleased Premises for Sublessee's occupancy shall rest entirely on the Sublessee. Sublessee hereby accepts the physical condition of the
Subleased Premises in their present state, AS-IS, subject to the making of leasehold improvements thereto by Sublessee in accordance with and subject to the terms and conditions of the Master Lease as incorporated herein by reference; provided that, if required by the Master Landlord, Sublessee at the expiration of the Term shall, at its expense, remove such leasehold improvements and restore the Subleased Premises to their condition existing on the Commencement Date, ordinary wear and tear excepted.

         9. Effectiveness and Applicability of Master Lease. This Sublease is subject and subordinate to the terms and conditions of the Master Lease. Sublessee shall not commit or permit to be committed any act (including acts of omission) which shall violate any term or condition of the Master Lease. All of the terms and conditions contained in the Master Lease are hereby incorporated herein by this reference as if fully set forth herein, with each reference therein to Landlord and Tenant being deemed to be references, respectively, to Sublessor and Sublessee herein; provided, however, (i) that the time periods for the giving of any notice by so to Sublessee required or permitted hereunder shall be three (3) business days less than is provided in the Master Lease for the giving of notice by Master Landlord to Tenant thereunder, and the time periods for the giving of any notice by Sublessee to Sublessor required or permitted hereunder shall be three (3) business days more than is provided in the Master Lease for the giving of notice by Tenant to Master Landlord thereunder and (ii) Sublessee shall have no obligations under Sections: 7.5.2, 7.5.3, 7.27, 7.28 and 13.17 of the Master Lease and those sections are not incorporated herein. If the Master Lease is terminated by Master Landlord or the right of possession of Sublessor and/or ETA to the Premises is terminated under the Master Lease, Sublessee shall be deemed to be the Tenant and Master Landlord the Landlord under the Master Lease, each to have the respective rights and obligations of those parties under the Master Lease as modified in the prior sentence. In addition, Sublessee waives, with respect to this Sublessee, all rights, statutes and benefits which Sublessor has waived pursuant to the Master Sublease.

         Notwithstanding the foregoing provisions to this Section 9, Sublessee hereby agrees that Sublessor shall not be obligated by this Sublease to perform any duties of the "Landlord" under the Master Lease as incorporated herein, and the Sublessee shall look solely to the Master Landlord for the performance of such duties. If Sublessee fails to comply with all terms and conditions of this Sublease, Master Landlord may at its election, take all actions and be entitled to all remedies of Sublessor as a result of Sublessee's noncompliance, directly against Sublessee.

         10. Sublessor's Obligations. Sublessor agrees to maintain the Master Lease during the Term of this Sublease subject, however, to any earlier termination of the Master Lease without the fault of Sublessor. Sublessor also agrees to comply with or perform all of its obligations under the Master Lease, except as between Sublessee and Sublessor only, for those obligations that Sublessee has agreed to perform under this Sublease. Such obligations of Sublessee shall not relieve Sublessor of those obligations as to Master Landlord under the Master Lease.

         11. Attorneys Fees. IF any action or other proceeding arising out of this Sublease is commenced by either party to this Sublease concerning the Subleased Premises, then as between Sublessor and Sublessee, the prevailing party shall be entitled to receive from the other party, in addition to any other relief that may be granted, the reasonable attorneys' fees, costs, and expenses incurred in the action or other proceeding by the prevailing party.

         12. Notices. Every notice, demand, request, consent, approval or other communication (herein without distinction sometimes referred to as "notices") which Sublessor or Sublessee is respectively required or desires to give or make or communicate upon or to the other shall be in writing and shall be given or made or communicated by personally delivering same or by mailing the same by registered or certified mail, first class postage and fees prepaid, return-receipt requested, to the other at the Leased Premises or Subleased Premises, as the case may be, or to such other address or addresses as any party hereto may designate from time to time and at any time by notice given as herein provided. Al l notices so sent shall be deemed to have been delivered, effective, made or communicated, as the case may be, at the time that the same and the required copies, if any, shall have been personally delivered or deposited, registered or certified, properly addressed, as aforesaid, postage and fees prepaid, return-receipt requested, in the United States mail. Sublessor and Sublessee shall promptly deliver to the other a copy of each and every notice or correspondence it delivers or receives to or from the Master Landlord and/or its representatives and agents regarding this Sublease and/or the Subleased Premises.

         13. Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

         14. Governing Law. This Sublease shall be governed by and construed in accordance with the laws of the State of Colorado.

         15. Brokers and Finders. Sublessee represents and warrants to Sublessor that it has dealt with no broker or finder in connection with this Sublease and/or the Subleased Premises. In the event that any claim for a brokerage fee or finder's fee is made in connection with the transactions contemplated hereby, the party through whom such claim is made shall indemnify and hold harmless the other party with respect to such claim.

         16.  Representation.   Sublessor  and  Sublessee  each  represents  and
warrants to the other that such party has full right and lawful authority to enter into this Sublease.

         17. Condition Precedent. If the consent hereto of the Master Landlord is required, the effectiveness of this Sublease is expressly subject to obtaining such consent and Sublessor shall promptly undertake to secure such consent. Sublessee's right to possession of the Subleased Premises is subject to it first providing to Sublessor and Master Landlord proof of insurance with respect to the Subleased Premises as required under the Master Lease.

         18. Equipment Purchase. Sublessee hereby agrees to pay to Master Landlord in escrow upon execution of this Sublease $100,000.00 ("Equipment Deposit") to be applied towards Sublessor's arrears rent under the Master Lease in return for Sublessor's fixtures and equipment in the Subleased Premises by a previous agreement between Sublessor and Sublessee. The Equipment Deposit shall be made payable by Sublessee to the trust account of Master Landlord's counsel, Enoch & Enoch, P.C. ("Escrow Agent"). Escrow Agent shall disburse the Equipment Deposit to Master Landlord at such time as Sublessee has received possession of the Subleased Premises and a bill of sale and position of the fixtures and equipment it intends to purchase from Sublessor and the liens of Union Bank, TRW and Master Landlord against such fixtures and equipment have been released or terminated (collectively, "Satisfaction of Contingencies"). Master Landlord and Sublessee agree to give written notice to Escrow Agent of the Satisfaction of Contingencies. Upon receipt of such written verification, Escrow Agent shall disburse the Equipment Deposit to Master Landlord. In the event of a dispute over the duties or obligations of Escrow Agent or the disbursement of the Equipment Deposit, Escrow Agent may at its sole discretion interplead the
Equipment Deposit into the El Paso County, Colorado District Court and thereafter, it shall be relieved of any further liabilities or obligations with respect to the escrow or Equipment Deposit. Sublessor, Sublessee and Master Landlord waive any actual or apparent conflict of interest by Escrow Agent acting in such capacity and also as counsel for Master Landlord. Notwithstanding the foregoing, the Equipment Deposit shall be disbursed by Escrow Agent to Sublessee if this Sublease is terminated by Sublessee as provided under Section 19 below. This Sublease is not contingent upon the occurrence of the Satisfaction of Contingencies.

         19. Landlord's Lien Contingency. This Sublease and all obligations of Sublessee hereunder are contingent upon Sublessee's receipt on or before December 5, 1998 from Master Landlord's commercial lender a written agreement to waive the lien rights under Section 11.6 of the Master Lease with respect to Sublease. If the lender's written consent is not obtained on or before said date, the contingency shall be deemed waived unless within five (5) days thereafter, Sublessee gives written notification of its election to terminate this Sublease. If Sublessee so elects to terminate this Sublease, all funds paid to Escrow Agent and Master Landlord shall be promptly repaid to Sublessee. Sublessee shall not be entitled to possession of the Subleased Premises until this lien contingency has been satisfied or waived.

         20.  Personal  Guaranties.   The  performance  of  all  obligations  of
Sublessee under this Sublease, is personally guaranteed by ALL SHAREHOLDERS OF CTC pursuant to the guaranty below.

         IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed as of the date and year first written above.

                             COLORADO ELECTRONICS CORPORATION, LLC


                             By:   /s/ Steven G. Miller
                                ------------------------------------------------
                             Name: Steven G. Miller
                                  ----------------------------------------------
                             Its:  General Manager
                                 -----------------------------------------------
                             Date: January 6, 1998
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                             CIRCUIT TECHNOLOGY CORPORATION


                             By:    /s/ Iehab Hawatmeh
                                ------------------------------------------------
                             Name: Iehab Hawatmeh
                                  ----------------------------------------------
                             Its:  President
                                 -----------------------------------------------
                             Date:  November 30, 1998
                                  ----------------------

AGREED AND APPROVED:

ETA TECHNOLOGIES CORPORATION


By:
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Name:
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Its:
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Date:                      , 1998
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